UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April  12, 2011

 Stealth Resources, Inc.

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(Exact name of registrant as specified in its charter)

       Nevada               333-151702                   77-0721432

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    (State or other         (Commission                (IRS Employer

       jurisdiction of          File Number)               Identification No.)

incorporation)

                              595 S. Federal Hwy, Suite 600, Boca Raton, FL                33432

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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:    561-544-2504

4428 West 14th Avenue, Vancouver, B.C. V6R 2Y3

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Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐

Written co

munications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

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Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

On April 12, 2011, our former president, Tyrone McClay, sold a total of 4,500,000 shares of our restricted common stock, representing 67.92% of our issued and outstanding common stock, to Matthew Markin.  Mr. Markin paid $9,900• to Mr. McClay in connection with the share purchase from personal funds. There were no arrangements or understanding between Mr. McClay and Mr. Markin and their associates with respect to the election of directors or other matters.

In connection with the change of control and the requirements of Form 8-K, we provide the following Form 10 information:

Description of Business

We intend to commence operations as an exploration stage company. We will be engaged in the acquisition and exploration of mineral properties with a view to exploiting any mineral deposits we discover.  We own a 100% interest in one mineral claim known as the Monkey claim is located approximately 40 kilometers west of Campbell River, British Columbia, Canada.  We purchased this claim from 1330275 Ontario Ltd.

There is no assurance that a commercially viable mineral deposit exists on the Monkey claim.  We do not have any current plans to acquire interests in additional mineral properties, though we may consider such acquisitions in the future.

Mineral property exploration is typically conducted in phases.  Each subsequent phase of exploration work is recommended by a geologist based on the results from the most recent phase of exploration.  We have not yet commenced the initial phase of exploration on the Monkey claim.  Once we have completed each phase of exploration, we will make a decision as to whether or not we proceed with each successive phase based upon the analysis of the results of that program.  Our director will make this decision based upon the recommendations of the independent geologist who oversees the program and records the results.

Our plan of operation is to conduct exploration work on the Monkey claim in order to ascertain whether it possesses economic quantities of gold.  There can be no assurance that an economic mineral deposit exists on the Monkey claim until appropriate exploration work is completed.

Even if we complete our proposed exploration programs on the Monkey claim and we are successful in identifying a mineral deposit, we will have to spend substantial funds on further drilling and engineering studies before we will know if we have a commercially viable mineral deposit.

Monkey claim Purchase

On February 26, 2007, we entered into a Mineral Property Staking and Purchase Agreement with 1330275 Ontario Ltd. whereby we purchased a 100% interest in the Monkey claim for CDN$6,000.

Description, Location and Access

The Monkey claim is located in the approximately 40 kilometers west of Campbell River, in the Nanaimo Mining Division of British Columbia.  The claim is accessed by way of highway 28 from Campbell River and then by well-maintained gravel logging roads. The property is accessible by two-wheel drive automobile in dry weather conditions.  Otherwise, a four-wheel drive vehicle is recommended.

Title to the Monkey claim

The Monkey claim consists of one mineral claim comprising 124.6 hectares.  A “mineral claim” refers to a specific section of land over which a title holder owns rights to explore the ground and subsurface, and extract minerals.  .

Claims details are as follows:

                             Claim Name                 Record Number                   Expiry Date

                             ----------------                 ----------------------                   ----------------

                           Monkey Claim

       559418                           May 29, 2011

Geological Setting and Mineralization

In this section, the following geological terms have the indicated meaning:

Basaltic: relating to basalt, a fine grained gray to black volcanic rock

Chalcopyrite: a copper-iron sulphide mineral; the major ore mineral of copper

Diorite: a medium-gray volcanic rock, often with a “salt and pepper” appearance

Felsic: relating to volcanic rock that has abundant light-colored minerals and is rich in silica

Gabbro: a dark, coarse grained volcanic rock that contains iron and magnesium

Pyrite: an iron sulphide mineral, also known as fool’s gold

Shear: the deformation of rocks by lateral movement along innumerable parallel planes, generally resulting from pressure

Sill:  a tabular volcanic rock that parallels the structure of adjacent rocks

Sphalerite: a zinc sulphide mineral; the primary ore of zinc

Tuff: a geological formation composed of compressed volcanic ash

The geology of the Monkey claim indicates the presence of a coarse grained, magnetic diorite/gabbro sill intruding basaltic flows.  Narrow (up to one meter wide) discontinuous inter-beds of finely banded felsic tuff are exposed throughout the area.

The main showing on the claim consists of a 50 meter long by 15 meter wide exposure on the south side of a logging road.  The mineralization consists of polymetallic pyrite, sphalerite and chalcopyrite in a one meter wide shear structure occurring within a six meter wide rusty orange zone.

Exploration History

The  Monkey  property  was  first  explored  in  1987  after  logging  road  construction  exposed  sulphide bearing  mineralization.  In April 1988, two one-day Traverses of the claim were conducted to outline the extent of the mineral showing on the property and to locate any additional exposures.  A total of ten rock samples were collected and analyzed.

In July 1989, a four day exploration program was undertaken consisting of laying out 1.7 line kilometers of grid, followed by geological mapping, VLF/EM (very low frequency/electromagnetic) and magnetometer surveys.  A VLF survey uses radio waves to determine whether rocks on a mineral property conduct electricity.  The metals that we seek are above average conductors of electricity and will affect VLF readings.  Electromagnetic and magnetometer surveys involve measuring the strength of the earth’s magnetic field.  Variations in the magnetic readings on a property may indicate the increased likelihood of minerals in the area.

Geological Report

We have obtained a geological report on the Monkey claim that was prepared by Shaun M Dykes. Shaun M Dykes has a degree of Bachelor of Science (engineering) in Geology from Queens University in 1976. The geological report summarizes details concerning the Monkey claim and makes a recommendation for further exploration work.

Based on his review of geological information relating to the Monkey claim, Mr. Dykes recommends an initial exploration program on the property consisting of soil geochemical sampling and geologic mapping.

Geochemical sampling consists of a consulting geologist and his assistant gathering chip samples and grab samples from property areas with the most potential to host economically significant mineralization based on past exploration results.  Grab samples are soil samples or pieces of rock that appear to contain minerals.  All samples gathered will be sent to a laboratory where they are crushed and analysed for metal content.

Mapping involves plotting previous exploration data relating to a property on a map in order to determine the best property locations to conduct subsequent exploration work.

Mr. Dykes has provided us with the following estimate of the costs of the initial exploration program:

Geologist (14 days @ $600/day)

$8,400

Sampler (14 days @ $300/day)

$4,200

Accommodation and travel

$4,200

Sample Analysis (120 soil samples, 30 rock samples)

$9,000

Truck rental and fuel

$1,750

Geology report

$   800

Contingencies (20%)

$5,670

TOTAL:

           $34,020

Compliance with Government Regulation

We will be required to comply with all regulations, rules and directives of governmental authorities and agencies applicable to the exploration of minerals in Canada generally, and in British Columbia specifically.

We will have to sustain the cost of reclamation and environmental mediation for all exploration and development work undertaken.  The amount of these costs is not known at this time as we do not know the extent of the exploration program that will be undertaken beyond completion of the currently planned work programs. Because there is presently no information on the size, tenor, or quality of any resource or reserve at this time, it is impossible to assess the impact of any capital expenditures on earnings or our competitive position in the event a potentially economic deposit is discovered.

If we enter into production, the cost of complying with permit and regulatory environment laws will be greater than in the exploration phases because the impact on the project area is greater.  Permits and regulations will control all aspects of any production program if the project continues to that stage because of the potential impact on the environment. Examples of regulatory requirements include:

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Water discharge will have to meet water standards;

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Dust generation will have to be minimal or otherwise re-mediated;

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Dumping of material on the surface will have to be re-contoured and re-vegetated;

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An assessment of all material to be left on the surface will need to be environmentally benign;

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Ground water will have to be monitored for any potential contaminants;

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The socio-economic impact of the project will have to be evaluated and if deemed negative, will have to be re-mediated; and

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There will have to be an impact report of the work on the local fauna and flora.

Because there will not be any appreciable disturbance to the land during the phase one and two exploration programs on the Monkey claim, we will not have to seek any government approvals prior to conducting exploration.

Employees

We have no employees as of the date of this prospectus other than our directors.

Research and Development Expenditures

We have not incurred any other research or development expenditures since our incorporation.

Subsidiaries

We do not have any subsidiaries.

Patents and Trademarks

We do not own, either legally or beneficially, any patents or trademarks.

Risk Factors

An investment in our common stock involves a high degree of risk. The following is a discussion of all of the material risks relating to the offering and our business.  You should carefully consider the risks described below and the other information in this current report before investing in our common stock. If any of the following risks occur, our business, operating results and financial condition could be seriously harmed. The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment.

If we do not obtain additional financing, our business will fail.

Our current operating funds are less than necessary to complete all intended exploration of the Monkey claim, and therefore we will need to obtain additional financing in order to complete our business plan.  We currently do not have any operations and we have no income.

Our business plan calls for significant expenses in connection with the exploration of the Monkey claim.  While we have sufficient funds to conduct initial exploration on the claim, we will need additional funds to complete any additional recommended exploration.  Even after completing initial exploration, we will not know if we have a commercially viable mineral deposit.

We will require additional financing to sustain our business operations if we are not successful in earning revenues once exploration is complete.  We do not currently have any arrangements for financing and may not be able to find such financing if required.

Because we have not commenced business operations, we face a high risk of business failure.

We have not yet commenced exploration on the Monkey claim. Accordingly, we have no way to evaluate the likelihood that our business will be successful.  We were incorporated on January 10, 2007 and to date have been involved primarily in organizational activities and the acquisition of an interest in the Monkey claim.  We have not earned any revenues as of the date of this current report. Potential investors should be aware of the difficulties normally encountered by new mineral exploration companies and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the exploration of the mineral properties that we plan to undertake. These potential problems include, but are not limited to, unanticipated problems relating to exploration, and additional costs and expenses that may exceed current estimates.

Prior to completion of our exploration stage, we anticipate that we will incur increased operating expenses without realizing any revenues.  We therefore expect to incur significant losses into the foreseeable future.  We recognize that if we are unable to generate significant revenues from development of the Monkey claim and the production of minerals from the claim, we will not be able to earn profits or continue operations.

There is no history upon which to base any assumption as to the likelihood that we will prove successful, and it is doubtful that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will most likely fail.

Because of the speculative nature of exploration of mining properties, there is a substantial risk that our business will fail.

The search for valuable minerals as a business is extremely risky. The likelihood of our mineral claim containing economic mineralization or reserves of gold is extremely remote.  Exploration for minerals is a speculative venture necessarily involving substantial risk.  In all probability, the Monkey claim does not contain any reserves and funds that we spend on exploration will be lost.  As well, problems such as unusual or unexpected formations and other conditions are involved in mineral exploration and often result in unsuccessful exploration efforts. In such a case, we would be unable to complete our business plan.

Because our continuation as a going concern is in doubt, we will be forced to cease business operations unless we can generate profit in the future.

The report of our independent accountant to our audited financial statements for the period ended May 31, 2010 and 2009 indicates that there are a number of factors that raise substantial doubt about our ability to continue as a going concern.  Such factors identified in the report are that we have no source of revenue and our dependence upon obtaining adequate financing. If we are not able to continue as a going concern, it is likely investors will lose all of their investment.

Because of the inherent dangers involved in mineral exploration, there is a risk that we may incur liability or damages, which could hurt our financial position and possibly result in the failure of our business.

The search for valuable minerals involves numerous hazards.  As a result, we may become subject to liability for such hazards, including pollution, cave-ins and other hazards against which we cannot insure or against which we may elect not to insure.  The payment of such liabilities may have a material adverse effect on our financial position.

Even if we discover commercial reserves of precious metals on the Monkey claim, we may not be able to successfully commence commercial production.

The Monkey claim does not contain any known bodies of mineralization. If our exploration programs are successful in establishing quartz diorite and gold of commercial tonnage and grade, we will require additional funds in order to place the Monkey claim into commercial production.  We may not be able to obtain such financing.

Because our sole director and officer has other business interests, he may not be able or willing to devote a sufficient amount of time to our business operations, causing our business to fail.

Our president, Mr. Matthew Markin, intends to devote approximately 25% of his business time providing his services to us.  While he presently possesses adequate time to attend to our interests, it is possible that the demands on Mr. Markin from his other obligations could increase with the result that he would no longer be able to devote sufficient time to the management of our business.

Because our director has no technical experience in mineral exploration, our business has a higher risk of failure.

Our sole director and officer does not have any technical training in the field of geology.  As a result, we may not be able to recognize and take advantage of potential acquisition and exploration opportunities in the sector without the aid of qualified geological consultants.  As well, with no direct training or experience, Mr. Markin may not be fully aware of the specific requirements related to working in this industry.  His decisions and choices may not be well thought out and our operations and ultimate financial success may suffer irreparable harm as a result.

If a liquid market for our common stock does not develop, shareholders may be unable to sell their shares and will incur losses as a result.

While our shares of common stock are quoted for trading on the OTC Bulletin Board, there is currently no liquid trading market for our common stock and no certainty one will develop.  If no market is ever developed for our shares, it will be difficult for shareholders to sell their stock. In such a case, shareholders may find that they are unable to achieve benefits from their investment.

A purchaser is purchasing penny stock which limits his or her ability to sell the stock.

Our shares of common stock constitute penny stock under the Exchange Act.  The shares will remain penny stock for the foreseeable future.  The classification of penny stock makes it more difficult for a broker-dealer to sell the stock into a secondary market, thus limiting investment liquidity.  Any broker-dealer engaged by the purchaser for the purpose of selling his or her shares in our company will be subject to rules 15g-1 through 15g-10 of the Exchange Act.  Rather than creating a need to comply with those rules, some broker-dealers will refuse to attempt to sell penny stock.

Forward-Looking Statements

This current report contains forward-looking statements that involve risks and uncertainties.  We use words such as anticipate, believe, plan, expect, future, intend and similar expressions to identify such forward-looking statements.  You should not place too much reliance on these forward-looking statements.  Our actual results may differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in the “Risk Factors” section and elsewhere in this current report.

Reports to Security Holders

We are required to file annual, quarterly and current reports, and other information with the Securities & Exchange Commission.  The public may read and copy any materials that we file with the Commission at the Commission's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission. The address of that site is http://www.sec.gov.

Management’s Discussion and Analysis or Plan of Operation

Plan Of Operations

Our plan of operation for the twelve months is to complete the geologist recommended exploration work on the Monkey claim consisting of geochemical sampling and geologic mapping.  We estimate that the cost of this program will be approximately $34,020.

We commenced the initial phase of exploration in the spring of 2008 and anticipate that it will be completed in 2011, including the interpretation of all data collected.  As well, we anticipate spending an additional $25,000 on administrative fees, including fees payable in connection with our filing obligations as a reporting issuer.  Total expenditures over the next 12 months are therefore expected to be approximately $60,000.

We do not have sufficient funds to cover the anticipated exploration expenses associated with the first phase of the exploration program, so we will require additional funding in order to proceed with additional exploration on the Monkey claim and to cover administrative expenses.  We anticipate that additional funding will be in the form of equity financing from the sale of our common stock or from director loans. We do not have any arrangements in place for any future equity financing or loans.

If we are not successful in raising additional financing, we anticipate that we will not be able to proceed with our business plan.  In such a case, we may decide to discontinue our current business plan and seek other business opportunities in the resource sector.  Any business opportunity would require our management to perform diligence on possible acquisition of additional resource properties. Such due diligence would likely include purchase investigation costs, such as professional fees by consulting geologists, preparation of geological reports on the properties, conducting title searches and travel costs for site visits.

Our current cash on hand will not be sufficient to acquire any resource property and additional funds will be required to close any possible acquisition.  As a reporting company we will need to maintain our periodic filings with the appropriate regulatory authorities and will incur legal and accounting costs.  If no other such opportunities are available and we cannot raise additional capital to sustain minimum operations, we may be forced to discontinue business.  We do not have any specific alternative business opportunities in mind and have not planned for any such contingency.

Based on the nature of our business, we anticipate incurring operating losses in the foreseeable future. We base this expectation, in part, on the fact that very few mineral claims in the exploration stage ultimately develop into producing, profitable mines.  Our future financial results are also uncertain due to a number of factors, some of which are outside our control.  These factors include the following:

•

our ability to raise additional funding;

•

the market price for minerals that may be found on the Monkey mineral claims;

•

the results of our proposed exploration programs on the mineral property; and

•

our ability to find joint venture partners for the development of our property interests

We have not attained profitable operations and are dependent upon obtaining financing to pursue exploration activities.  For these reasons our auditors believe that there is substantial doubt that we will be able to continue as a going concern.

Results of Operations

We have had no operating revenues since our inception on January 10, 2007 through February 28, 2011, and have incurred operating expenses in the amount of $102,884 for the same period.  Our activities have been financed from the proceeds of share subscriptions and director loans.

We do not anticipate earning revenues unless we enter into commercial production on the Monkey claim, which is doubtful.  We have not commenced the exploration stage of our business and can provide no assurance that we will discover economic mineralization on the Monkey claim, or if such minerals are discovered, that we will enter into commercial production.

For the fiscal year ended May 31, 2010, we incurred a net loss of $26,974 consisting of general and administrative expenses of $16,099 and legal and accounting expenses were $10,875. For the fiscal year ended May 31, 2009, we incurred a net loss of $40,446 consisting of general and administrative expenses of $27,746 and legal and accounting expenses of $12,700. The higher expenses in fiscal 2009 related to the filing of our registration statement with the Securities & Exchange Commission.

Liquidity and Capital Resources

We had cash of $38 as of February 28, 2011, compared to a cash position of $280 at May 31, 2010. Since inception through to and including February 28, 2011, we have raised $27,000 through private placements of our common shares and we have received contributed capital by related parties of $82,965.

We expect to continue to incur losses for at least the next twelve months. We have no agreements for additional financing and cannot provide any assurance that additional funding will be available to finance our operations on acceptable terms in order to enable us to complete our plan of operations.  There are no assurances that we will be able to achieve further sales of our common stock or any other form of additional financing.  If we are unable to achieve the financing necessary to continue our plan of operations, then we will not be able to continue our exploration of our mineral claims and our venture will fail.

Off-balance sheet arrangements

We have no off-balance sheet arrangements including arrangements that would affect our liquidity, capital resources, market risk support and credit risk support or other benefits.

Description Of Property

We have the right to explore for and extract minerals from the Monkey claim.  We do not own any real property interest in the Monkey claim or any other property.

Security Ownership Of Certain Beneficial Owners And Management

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding common stock as of the date of this current report, and by the officers and directors, individually and as a group.  Except as otherwise indicated, all shares are owned directly.

Title of Class	Name of beneficial owner	Amount of beneficial ownership	Percent of class
Common stock	Matthew Markin 595 S. Federal Hwy, Suite 600 Boca Raton, FL 33432	4,500,000	67.92%
Common stock	All officers and directors as a group that consists of one person	4,500,000	67.92%

The percent of class is based on 6,625,000 shares of common stock issued and outstanding as of the date of this current report.

Directors, Executive Officers, Promoters And Control Persons

Our executive officers and directors and their ages as of the date of this current report is as follows:

Directors:

Name of Director	Age
Matthew Markin	45

Executive Officers:

Name of Officer	Age	Office
Matthew Markin	45	President, Secretary, Treasurer and Chief Executive Officer

Biographical Information

Set forth below is a brief description of the background and business experience of our executive officer and director for the past five years.

Mr. Matthew Markin has acted as our President, Chief Executive Officer, Secretary and Treasurer since April 12, 2011.  He holds degrees in science from Capilano College and the University of British Columbia. Since 1999, Mr. Markin has served as president of The Markin Group of Companies in Los Angeles, California, whereby he consult to large and small businesses in the areas of strategic planning, business development, capital formation, mergers and acquisitions, and related matters.

Mr. Markin currently devotes about 25% of his business time per week to our affairs.

.

Term of Office

Our director is appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws.  Our officers are appointed by our board of directors and hold office until removed by the board.

Significant Employees

We have no significant employees other than the officers and directors described above.

Stock Option Grants

We have not granted any stock options to the executive officers since our inception.

Consulting Agreements

We do not have any employment or consulting agreement with our directors or officers.  We do not pay Mr. Matthew Markin any amount for acting as director of the Company.

Executive Compensation

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the fiscal period from our inception on January 10, 2007 to February 28, 2011:

Annual Compensation

Name	Title	Year	Salary	Bonus	Other Comp.	Restr Stock Awarded	Options/SARS (#)	LTP payouts ($)
Tyrone McClay	Former President CEO, Secretary, Treasurer & Director	2011 2010 2009	$0 $0 $0	0 0 0	0 0 0	0 0 0	0 0 0	$0 $0 $0

Certain Relationships And Related Transactions

None of the following parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

*

Any of our directors or officers;

*

Any person proposed as a nominee for election as a director;

*

Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock;

*

Our promoter, Matthew Markin, or our former promoter, Tyrone McClay;

*

Any member of the immediate family of any of the foregoing persons.

Legal Proceedings

We are not currently a party to any legal proceedings. Our address for service of process in Nevada is 1802 North Carson Street, Suite 212, Carson City, Nevada, 89701.

Market Price of and Dividends on the Registrant’s Common Equity

and Related Stockholder Matters.

Market Information

Our shares of common stock are quoted for trading on the OTC Bulletin Board under the symbol “SERS”.  No trades of our shares of common stock occurred through the facilities of the OTC Bulletin Board until 2011. Since that period, the low trading price for our stock was $0.09, while the high trading price was $0.52.

Dividends

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

1.

we would not be able to pay our debts as they become due in the usual course of business; or

2.

our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends, and we do not plan to declare any dividends in the foreseeable future.

Recent Sales Of Unregistered Securities

We have not sold any securities in the past three years that were not registered under the Securities Act.

Description Of Securities

General

Our authorized capital stock consists of 75,000,000 shares of common stock at a par value of $0.001 per share.

Common Stock

As of April 12, 2011, there were 6,625,000 shares of our common stock issued and outstanding that are held by 31 stockholders of record. Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote.  Holders of common stock do not have cumulative voting rights.  Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors.  Two persons present and being, or representing by proxy, shareholders are necessary to constitute a quorum at any meeting of our stockholders.  A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds.  In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock.

Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Preferred Stock

We do not have an authorized class of preferred stock.

Dividend Policy

We have never declared or paid any cash dividends on our common stock.  We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Share Purchase Warrants

We have not issued and do not have outstanding any warrants to purchase shares of our common stock.

Options

We have not issued and do not have outstanding any options to purchase shares of our common stock.

Convertible Securities

We have not issued and do not have outstanding any securities convertible into shares of our common stock or any rights convertible or exchangeable into shares of our common stock.

Indemnification Of Directors And Officers

Our officers and directors are indemnified as provided by the Nevada Revised Statutes (the “NRS”) and our bylaws.

Under the NRS, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's articles of incorporation that is not the case with our articles of incorporation. Excepted from that immunity are:

(1)

a willful failure to deal fairly with the company or its shareholders in connection with a matter in which the director has a material conflict of interest;

(2)

a violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful);

(3)

a transaction from which the director derived an improper personal profit; and

(4)

willful misconduct.

Our bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless:

(1)

such indemnification is expressly required to be made by law;

(2)

the proceeding was authorized by our Board of Directors;

(3)

such indemnification is provided by us, in our sole discretion, pursuant to the powers vested us under Nevada law; or

(4)

such indemnification is required to be made pursuant to the bylaws.

Our bylaws provide that we will advance all expenses incurred to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request.  This advanced of expenses is to be made upon receipt of an undertaking by or on behalf of such person to repay said amounts should it be ultimately determined that the person was not entitled to be indemnified under our bylaws or otherwise.

Our bylaws also provide that no advance shall be made by us to any officer in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding; or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision- making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to our best interests.

Financial Statements

Our financial statements for the fiscal year ended May 31, 2010 and our unaudited interim financial statements for the period ended February 28, 2011 are incorporated by reference into this current report.

Changes In And Disagreements With Accountants on Accounting and

Financial Disclosure

We have had no changes in or disagreements with our accountants.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;

APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 12, 2011, we appointed Matthew Markin as our director in place of Tyrone McClay, who tendered his resignation as of the same date. Mr. Markin acts as our president, CEO, secretary, and treasurer.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Stealth Resources, Inc.

Date: April 12, 2011          By:    /s/ Matthew Markin

                                                 ----------------------------------

Matthew Markin

President, CEO, Secretary

and Treasurer